UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2011

ICU Medical, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	0-19974	33-0022692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Calle Amanecer, San Clemente, California	92673
(Address of principal executive offices)	(Zip Code)

(949) 366-2183
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of ICU Medical, Inc. (the “Company”), held on May 13, 2011, the Company’s stockholders approved the ICU Medical, Inc. 2011 Stock Incentive Plan (the “2011 Stock Incentive Plan”), which, among other things, provides for the issuance of options and other types of awards covering up to an aggregate of 899,700 shares of the Company’s common stock (i.e., the 650,000 shares approved under the 2011 Stock Incentive Plan plus the 249,700 shares that remain available for grants under the 2003 Stock Option Plan as of May 13, 2011) to employees, directors and consultants of the Company.

The foregoing description of the 2011 Stock Incentive Plan is only a summary and is qualified in its entirety by the full text of the 2011 Stock Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following proposals were voted on by the Company’s stockholders, as set forth below:

Proposal 1. Election of Directors.

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
John J. Connors	11,002,697	218,140	1,081,694
Michael T. Kovalchik, III, M.D.	10,960,748	260,089	1,081,694
Joseph R. Saucedo	11,017,874	202,963	1,081,694

Each of the director nominees was elected to serve as a director until the 2014 annual meeting of stockholders and until their respective successors are elected and qualified.

Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Votes For	Votes Against	Abstain	Broker Non-Votes
12,269,881	16,679	15,971	N/A

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified.

Proposal 3. Advisory vote on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
9,367,313	1,773,239	80,285	1,081,694

The Company’s executive compensation was approved on a non-binding, advisory basis.

Proposal 4. Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
8,696,801	47,597	2,399,509	76,930	1,081,694

The option of holding the advisory vote on executive compensation every year was approved on a non-binding, advisory basis by a majority of the votes cast on the proposal.

Proposal 5. Approval of the ICU Medical, Inc. 2011 Stock Incentive Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
8,000,350	3,202,428	18,059	1,081,694

The 2011 Stock Incentive Plan was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	ICU Medical, Inc. 2011 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 16, 2011

ICU MEDICAL, INC.

/s/ Scott E. Lamb
Scott E. Lamb
Secretary, Treasurer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	ICU Medical, Inc. 2011 Stock Incentive Plan.